FRAKPROSUP0113

SUPPLEMENT DATED JANUARY 23, 2013 TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION OF
MARKET VECTORS ETF TRUST
Dated February 14, 2012

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information (the “SAI”) for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Unconventional Oil & Gas ETF (the “Fund”), a series of the Trust. You may obtain copies of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com/etf.

The name of the Market Vectors Unconventional Oil & Gas Index has been changed to the Market Vectors Global Unconventional Oil & Gas Index.

All references in the Prospectus and SAI to Market Vectors Unconventional Oil & Gas Index shall now be deemed to refer to Market Vectors Global Unconventional Oil & Gas Index.

The changes described above are name changes only and do not reflect any other changes to the index.

Please retain this supplement for future reference.